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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
MOSYS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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755 N. Mathilda Avenue
Sunnyvale, CA 94085

Dear Stockholder:

        You are cordially invited to attend the 2008 Annual Meeting of Stockholders (the "Annual Meeting") of MoSys, Inc. (the "Company"), to be held on June 3, 2008, at 9:30 a.m., at the Company's corporate headquarters located at 755 N. Mathilda Avenue, Sunnyvale, California 94085.

        The matters expected to be acted upon at the meeting are described in detail in the following Notice of the 2008 Annual Meeting of Stockholders and Proxy Statement.

        It is important that your shares be represented and voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you promptly register your vote in accordance with the instructions set forth on the enclosed proxy card to ensure your proper representation. Returning the proxy does not deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

        We look forward to seeing you at the Annual Meeting.

Sincerely,
/s/ LEONARD PERHAM Leonard Perham
First mailed to stockholders on or about April 25, 2008	Chief Executive Officer and President

YOUR VOTE IS IMPORTANT. PLEASE REMEMBER TO PROMPTLY RETURN YOUR PROXY.

MOSYS, INC.
NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of MoSys, Inc.:

        NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders (the "Annual Meeting") of MoSys, Inc., a Delaware corporation (the "Company"), will be held on June 3, 2008, at 9:30 a.m., at the Company's corporate headquarters located at 755 N. Mathilda Avenue, Sunnyvale, California 94085, for the following purposes:

          1.     To elect six members of our board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The nominees are Leonard Perham, Carl E. Berg, Tommy Eng, Chi-Ping Hsu, Chenming Hu and James D. Kupec.

          2.     To ratify the Audit Committee's appointment of Burr, Pilger & Mayer, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

          3.     To transact such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 15, 2008, are entitled to notice of and to vote at the Annual Meeting, or at any adjournment or postponement thereof. A list of such stockholders will be available for inspection at the principal office of the Company.

        You are cordially invited to attend the Annual Meeting. However, to ensure that you are represented at the Annual Meeting, please provide a proxy to vote your shares by submitting your proxy via the Internet, by phone, or by signing, dating and returning the proxy card in accordance with the instructions set forth on the enclosed proxy card at your earliest convenience. If you wish to submit your proxy by mail, a return addressed envelope is enclosed for your convenience. If you attend the Annual Meeting, you may vote in person even though you have submitted your proxy previously. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ LEONARD PERHAM Leonard Perham Chief Executive Officer and President
Sunnyvale, California April 25, 2008

MOSYS, INC.
755 N. Mathilda Avenue
Sunnyvale, California 94085

PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by the board of directors of MoSys, Inc., a Delaware corporation (the "Company"), of proxies, in the accompanying form, to be used at the 2008 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's corporate headquarters located at 755 N. Mathilda Avenue, Sunnyvale, California 94085 on June 3, 2008, at 9:30 a.m., and any adjournments of the Annual Meeting. Unless the context otherwise requires, the "Company," "MoSys," "we," "us" and similar terms refer to MoSys, Inc.

        This Proxy Statement and the accompanying proxy card are being mailed on or about April 25, 2008 to all stockholders entitled to notice of and to vote at the Annual Meeting.

SOLICITATION AND VOTING PROCEDURES

        Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting, as discussed below. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Holders of our common stock are entitled to one vote per share on all matters. To vote in person, a stockholder must attend the Annual Meeting, and then complete and submit the ballot provided at the meeting. To vote by proxy, a stockholder must mark, sign and date the enclosed proxy card and mail it to the Company's transfer agent or submit a proxy electronically by using the telephone or Internet following the instructions provided on the proxy card. An automated system administered by the Company's transfer agent tabulates stockholder votes submitted by proxy, and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

        Brokers holding shares in street name for customers have the authority to vote on certain routine matters when they have not received instructions from the beneficial owners of shares. Generally, brokers that do not receive instructions from the beneficial owners are entitled to vote on Proposal No. 1 (the election of directors) and Proposal No. 2 (the ratification of appointment by the Audit Committee of Burr, Pilger & Mayer, LLP as the Company's independent registered public accounting firm for the 2008 audit).

        The voting requirements for the proposals that we will consider at the Annual Meeting are:

  •
  Election of Directors.  Directors are elected by a plurality, and the six directors who receive the most votes will be elected to our board of directors. Votes withheld will not affect the election of directors.

  •
  Ratification of Appointment of Burr, Pilger & Mayer, LLP as Independent Registered Public Accounting Firm.  An affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is necessary for approval of this proposal. Abstentions will have the same effect as voting against the proposal.

        All proxies will be voted as specified on the proxy cards submitted by stockholders, if the proxy is properly executed or electronically submitted and is received by the Company prior to the close of voting at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Our chief executive officer, Leonard Perham, has been designated as the proxy for the Annual Meeting. If no choice has been specified, a properly completed and timely returned or electronically submitted proxy card will be voted for our board of directors' nominees under Proposal No. 1 and, for Proposal No. 2, which are described in detail elsewhere in this Proxy Statement. In addition, all properly completed and timely returned or electronically submitted proxy cards will be voted by the proxy in his discretion for any other matters properly and timely submitted for a vote at the Annual Meeting.

        Only holders of our common stock at the close of business on April 15, 2008, the record date, will be entitled to notice of and to vote at the Annual Meeting. As of that date, we had 31,912,539 shares of common stock outstanding and entitled to vote.

        The cost of soliciting proxies, including expenses in connection with preparing and mailing of this Proxy Statement and the proxy card will be borne by the Company. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners of our common stock and maintaining the Internet access for such materials and the submission of proxies. The Company will reimburse brokerage firms and other persons representing beneficial owners of common stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, electronic facsimile transmission and other electronic means, and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such solicitation. The Company has retained Wells Fargo Shareowner Services to assist in the distribution of proxies for a fee estimated to be approximately $5,000 plus reasonable out-of-pocket expenses.

        Copies of the Company's 2007 Annual Report on Form 10-K are being mailed to stockholders with this Proxy Statement and these documents can also be viewed on the investors section of the Company's website, www.mosys.com. Additional copies of the Company's 2007 Annual Report on Form 10-K, excluding exhibits, may be obtained by any stockholder, without charge, by sending an e-mail to ir@mosys.com or by written request addressed to: Investor Relations, MoSys, Inc., 755 N. Mathilda Avenue, Sunnyvale, California 94085.

REVOCABILITY OF PROXIES

        You can revoke your proxy at any time before the voting at the Annual Meeting by sending a properly signed written notice of your revocation to the Secretary of the Company, by submitting another proxy that is properly signed and bearing a later date, by following the specified procedures for submitting a proxy electronically and changing your vote or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation and related correspondence to MoSys, Inc., 755 N. Mathilda Avenue, Sunnyvale, California 94085, Attention: Secretary.

BOARD OF DIRECTORS

Directors

        Our bylaws provide that the number of directors is determined by resolution of the board of directors and can be changed by approval of the stockholders or a majority of the directors. Our board of directors currently consists of six directors. Each director is elected to serve until the next annual meeting of stockholders and until the election and qualification of his or her successor or his or her earlier resignation or removal.

        The names of our nominees as directors to be elected at the Annual Meeting and certain information about each of them are set forth below.

Name	Age	Position(s) with the Company
Leonard Perham	64	Chief Executive Officer, President and Director
Carl E. Berg(1)(2)	70	Director
Tommy Eng(1)(3)	50	Director
Chi-Ping Hsu(2)(3)	53	Director
James D. Kupec(1)(2)(3)	53	Director
Chenming Hu	60	Director

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Technology Strategy Committee

        The principal occupations and positions for at least the past five years of our directors and director nominees are described below. There are no family relationships among any of our directors or executive officers.

        Len Perham.    Mr. Perham was appointed to be our Chief Executive Officer and President and a member of our board of directors effective November 8, 2007. Mr. Perham was one of the original investors in MoSys and initially served on our board of directors from 1991 to 1997. Since retiring from Integrated Device Technology, Inc. in 2000, where he served as Chief Executive Officer from 1991 to 2000 and President and board member from 1986, Mr. Perham has served as chairman of the board of directors of NetLogic Microsystems, Inc., a fabless semiconductor company, and has been a private investor holding officer and director positions with various private companies. Mr. Perham received a BS in electrical engineering from Northeastern University in Boston, Massachusetts in 1968.

        Carl E. Berg.    Mr. Berg has served as a member of our board of directors since September 1992. Since 1997, Mr. Berg has been the Chairman of the Board and Chief Executive Officer of Mission West Properties, Inc., a real estate investment trust. Mr. Berg has been actively engaged in the ownership, development and management of industrial real estate and in venture capital investment for over 30 years. He currently serves as a member of the boards of directors of Mission West Properties, Inc., Valence Technology, Inc., a developer of advanced rechargeable battery technology, and Focus Enhancements, Inc., a developer of video scan conversion products. Mr. Berg holds a B.A. in business from the University of New Mexico.

        Tommy Eng.    Mr. Eng was appointed to our board of directors on August 12, 2004. He is a partner of Exa Ventures, a venture capital investment firm specializing in IT, semiconductor, communication, multimedia technology/services/content, software, and incubation of early stage technology companies.

Prior to Exa Ventures, Mr. Eng co-founded Tera Systems, a privately-held EDA company, and from 1996 to 2004 held various management positions there, including President, CEO and Vice Chairman. Mr. Eng received a B.S. degree in electrical engineering from Polytechnic University in New York and a M.S. in electrical engineering from the University of California at Berkeley. Mr. Eng also serves on the board of directors of Focus Enhancements, Inc.

        Chi-Ping Hsu.    Dr. Hsu was appointed to our board of directors on August 12, 2004. Since April 2003, Dr. Hsu has been a Vice President at Cadence Design Systems in charge of synthesis product lines. From November 2001 to April 2003, Dr. Hsu was President and Chief Operating Officer of Get2Chip, a supplier of high-performance system-on-chip synthesis, which was acquired by Cadence. A graduate of the Taiwan National University with a B.S. in electrical engineering, Dr. Hsu also holds a Ph.D. in electrical engineering and computer science from the University of California at Berkeley.

        James D. Kupec.    Mr. Kupec was appointed to our board of directors on August 12, 2004. Mr. Kupec is currently Chief Operating Officer of eSilicon Corporation, a custom semiconductor chip supplier. From April 2003 to September 2004, Mr. Kupec was President of JDK Group, a semiconductor consultancy firm that he founded in April 2003. From April 2002 to April 2003, Mr. Kupec served as CEO of Ammocore, a privately-held EDA company. Mr. Kupec has a B.S. in electrical engineering from the University of Illinois and a M.B.A. from Southern Methodist University.

        Chenming Hu.    Dr. Hu was appointed to our board of directors on January 31, 2005. Dr. Hu is currently the TSMC Distinguished Chair Professor in Electrical Engineering and Computer Sciences at the University of California, Berkeley. From 2001 to 2004, Dr. Hu was the Chief Technology Officer of Taiwan Semiconductor Manufacturing Co. Ltd. ("TSMC"), the world's largest dedicated integrated circuit manufacturing company. Dr. Hu received his B.S. degree in electrical engineering from National Taiwan University and M.S. and Ph.D. degrees in electrical engineering from the University of California at Berkeley.

CORPORATE GOVERNANCE

Director Independence

        Our board of directors has determined that Carl E. Berg, Tommy Eng, Chi-Ping Hsu, James D. Kupec and Chenming Hu are "independent," as defined by Marketplace Rule 4200(a)(15) of the listing rules of the NASDAQ Stock Market ("NASDAQ") and Securities and Exchange Commission ("SEC") rules and regulations. Our board of directors has standing Audit and Compensation Committees, each of which is comprised solely of independent directors in accordance with the NASDAQ listing rules. No director qualifies as independent unless the board of directors determines that the director has no direct or indirect material relationship with the Company. The Company independently reviews the relationship of the Company to any entity employing a director or on whose board of directors he is serving currently. The board of directors also has considered share ownership of the directors or their family members and determined in the case of Mr. Berg that the ownership of approximately of 7.2% of our outstanding stock by his daughter's trust does not prevent him from being an independent director.

Audit Committee

        Our board of directors established the Audit Committee for the purpose of overseeing the accounting and financial reporting processes and audits of our financial statements. The Audit Committee also is charged with reviewing reports regarding violations of our Code of Ethics and complaints with respect thereto and internal control violations under our whistleblower policy are directed to the Chairman of the Audit Committee. The responsibilities of our Audit Committee are described in the Audit Committee Charter adopted by our board of directors, a current copy of which can be found on the investors section of the Company's website, www.mosys.com.

        Messrs. Berg, Eng and Kupec are the current members of the Audit Committee. All are "independent," as defined by Marketplace Rule 4350(d) of the NASDAQ listing rules. Mr. Berg serves as chairman and has been designated by the board of directors as the "audit committee financial expert," as defined by Item 407(d)(5)(i) of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934. That status does not impose on him duties, liabilities or obligations that are greater than the duties, liabilities or obligations otherwise imposed on him as a member of the Audit Committee and the board of directors, however. The Audit Committee has delegated authority to Mr. Berg for review and approval of non-audit services proposed to be provided by our independent auditors.

Compensation Committee

        Messrs. Berg, Chi-Ping Hsu and Kupec are the current members of the Compensation Committee, with Mr. Kupec serving as the chairman.

        Our Compensation Committee does not have a charter; rather, its duties and obligations have been specified by the board of directors. The Compensation Committee is responsible for reviewing, recommending and approving our compensation policies and benefits, including the compensation of all of our executive officers. Our Compensation Committee also has the principal responsibility for the administration of our stock option and stock purchase plans.

Technology Strategy Committee

        Our board of directors established the Technology Strategy Committee in August 2004 to oversee the development, planning and implementation of our long-term intellectual property strategy. Messrs. Eng, Hsu and Kupec are the current members of the Technology Strategy Committee. Mr. Eng is chairman of this committee. This committee does not meet regularly but confers with management informally from time to time.

Nominations Process

        We do not have a nominating committee. Our board of directors instead has appointed Messrs. Berg, Eng, Hsu, Hu and Kupec, who are the independent directors, to search for and evaluate qualified individuals to become nominees for director and board committee members. The independent directors recommend candidates for nomination for election or reelection for each annual meeting of stockholders and, as necessary, to fill vacancies and newly created directorships, and evaluate candidates for appointment to and removal from committees. The independent directors operate by resolution of the board of directors, rather than by charter.

        All of our director nominees have expressed their willingness to continue to serve as directors of the Company. When new candidates for our board of directors are sought, the independent directors evaluate each candidate for nomination as director within the context of the needs and the composition of the board as a whole. The independent directors conduct any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating a candidate for nomination as director, the independent directors consider the candidate's business experience and skills, independence, judgment and ability and willingness to commit sufficient time and attention to the activities of the board. At a minimum, candidates recommended for nomination must possess the highest personal and professional ethics, integrity and values and be committed to representing our long-term interests and those of our stockholders. To date, all new candidates have been identified by members of our board of directors, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

        Our independent directors will consider candidates for nomination as director who are recommended by a stockholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a stockholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any stockholder or group of stockholders owning more than 5% of our common stock. Recommendations received before the date that is 150 days prior, and after the date that is 120 days prior, to the one year anniversary of the mailing of the previous year's proxy statement, will likely not be considered timely for consideration at that year's annual meeting. The submission deadline for next year's annual meeting is set forth under the "Stockholder Proposals for 2009 Annual Meeting" section in this Proxy Statement. Stockholders may suggest qualified candidates for director by giving timely notice in writing to the independent directors at the following address: MoSys, Inc., 755 N. Mathilda Avenue, Sunnyvale, California 94085, Attention: Secretary, and must include the candidate's name, home and business contact information, detailed biographical data and qualifications and an explanation of the reasons why the stockholder believes this candidate is qualified for service on the Company's board of directors. The stockholder must also provide such other information about the candidate that would be required by the SEC rules and regulations to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The Secretary will then forward this information to our independent directors.

Stockholder Communications with the Board

        Stockholders who desire to communicate with the board, or a specific director, may do so by sending the communication addressed to either the board of directors or any director, c/o MoSys, Inc., 755 N. Mathilda Avenue, Sunnyvale, California 94085. These communications will be delivered to the board, or any individual director, as specified.

Annual Meeting Attendance

        Our board of directors encourages each director to attend the Annual Meeting, but attendance is not required. Mr. Silvestri, our former chief executive officer, attended the 2007 Annual Meeting of Stockholders.

Meetings of the Board and Committees

        During 2007, there were seven meetings of the board of directors, four meetings of the Audit Committee and four meetings of the Compensation Committee. Each current director attended at least 75% of the total number of meetings of the board during his tenure on the board and the meetings of each committee on which he served, with the exception of one director, Chenming Hu. The board of directors and the Compensation Committee also acted at times by unanimous written consent, as authorized by our bylaws and the Delaware General Corporation Law.

Compensation Committee Interlocks and Insider Participation

        During 2007, none of our executive officers served as a member of the board of directors or compensation committee of any entity that had one or more of its executive officers serving as a member of our board of directors or Compensation Committee. Messrs. Berg, Hsu and Kupec, the Compensation Committee members, were not officers or employees of ours during 2007 or at any other time.

DIRECTOR COMPENSATION

        The following table summarizes the compensation we paid to our non-employee directors in 2007:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)		All Other Compensation ($)	Total ($)
Carl E. Berg	—	65,296	(3)	—	65,296
Tommy Eng	—	165,959	(4)	—	165,959
Chi-Ping Hsu	—	116,449	(5)	—	116,449
James Kupec	—	116,449	(5)	—	116,449
Chenming Hu	—	140,412	(6)	—	140,412

(1)
Amounts shown represent the compensation cost recognized during 2007 for financial statement reporting purposes for stock option awards issued pursuant to our option plans and include amounts from outstanding stock option awards granted during and prior to 2007. This cost may be substantially different than the amount of income or gain ultimately realized from these awards by the director. These amounts have been determined in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123(R), excluding any estimate of future forfeitures, and were calculated using the Black Scholes option pricing model utilizing the valuation assumptions disclosed in the notes to the audited consolidated financial statements included in our 2007 Annual Report on Form 10-K.

(2)
As of December 31, 2007, each of our non-employee directors held outstanding options to purchase the following number of shares of our common stock: Carl E. Berg, 150,000; Tommy Eng 220,000; Chi-Ping Hsu 140,000; James Kupec 140,000; and Chenming Hu 120,000.

(3)
Reflects the compensation cost recognized in 2007 for stock option grants with the following fair values as of the grant date: an option to purchase 20,000 shares granted on February 3, 2005 with a fair value of $79,516; an option to purchase 20,000 shares granted on July 26, 2006 with a fair value of $64,802; and an option to purchase 20,000 shares granted on July 25, 2007 with a fair value of $65,540.

(4)
Reflects the compensation cost recognized in 2007 for stock option grants with the following fair values as of the grant date: an option to purchase 80,000 shares granted on August 12, 2004 with a fair value of $211,192; an option to purchase 80,000 shares granted on November 11, 2004 with a fair value of $211,192; an option to purchase 20,000 shares granted on February 3, 2005 with a fair value of $79,516; an option to purchase 20,000 shares granted on July 26, 2006 with a fair value of $64,802; and an option to purchase 20,000 shares granted on July 25, 2007 with a fair value of $65,540.

(5)
Reflects the compensation cost recognized in 2007 for stock option grants with the following fair values as of the grant date: an option to purchase 40,000 shares granted on August 12, 2004 with a fair value of $105,596; an option to purchase 40,000 shares granted on November 11, 2004 with a fair value of $105,596; an option to purchase 20,000 shares granted on February 3, 2005 with a fair value of $79,516; an option to purchase 20,000 shares granted on July 26, 2006 with a fair value of $64,802; and an option to purchase 20,000 shares granted on July 25, 2007 with a fair value of $65,540.

(6)
Reflects the compensation cost recognized in 2007 for stock option grants with the following fair values as of the grant date: an option to purchase 80,000 shares granted on January 26, 2005 with a fair value of $306,848; an option to purchase 20,000 shares granted on July 26, 2006 with a fair value of $64,802; and an option to purchase 20,000 shares granted on July 25, 2007 with a fair value of $65,540.

        In 2007, members of our board of directors did not receive any cash compensation for their service as directors. Under our Amended and Restated 2000 Stock Option and Equity Incentive Plan (the "Amended 2000 Plan"), each non-employee director is entitled to receive an annual option grant for the purchase of 20,000 shares of common stock, which is awarded automatically at the first regular meeting of the board of directors following the date of each annual meeting of stockholders. The exercise price of shares under such option grants is equal to the fair market value of a share of our common stock on the date of grant on the principal trading market for our common stock at the time of grant, which is the NASDAQ Global Market ("Nasdaq GM"). Pursuant to the Amended 2000 Plan, on July 25, 2007, we granted options to purchase 20,000 shares to each of Mr. Berg, Mr. Eng, Mr. Hsu, Mr. Kupec and Mr. Hu at an exercise price of $8.08 per share.

        The Amended 2000 Plan also provides that the board of directors, in its discretion, may authorize additional shares to be awarded or granted under stock options to committee chairs and other non-employee directors for extraordinary service on the board of directors. There were no such additional grants or awards in 2007.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

        The Compensation Committee of the board of directors has responsibility for establishing, implementing and monitoring adherence to the Company's compensation philosophy. The board of directors has delegated to the Compensation Committee the responsibility for determining our compensation policies and procedures for senior management, including the named executive officers, periodically reviewing these policies and procedures, and making recommendations concerning executive compensation to be considered by the full board of directors, when such approval is required under any of our plans or policies or by applicable laws. The Compensation Committee also has the principal responsibility for the administration of our stock plans, including the approval of stock option grants to the named executive officers.

        The compensation received by our named executive officers in fiscal year 2007 is set forth in the Summary Compensation Table, below. In the fourth quarter of 2007, we experienced significant changes in our senior management as our board of directors decided that we needed a change in direction. Consequently, the executive compensation discussion in this proxy statement primarily pertains to the compensation earned by former executives. For 2007, the named executive officers included our former chief executive officer, Chester Silvestri, our former chief financial officer, James Pekarsky, and two other most highly compensated executive officers for 2007, Wing-Yu Leung, our former executive vice president and chief technical officer, and Raj Singh, our former vice president of worldwide sales and marketing. Of all our named executive officers for 2007, only Leonard Perham, who became our new president and chief executive officer ("CEO") in November 2007, is still an executive officer. In January 2008, we appointed James Sullivan as our new vice president of finance and chief financial officer. In February 2008, we appointed Didier Lacroix as our new vice president of worldwide sales.

Compensation Philosophy

        In general, our executive compensation policies are designed to recruit, retain and motivate qualified executives by providing them with a competitive total compensation package based in large part on the executive's contribution to our financial and operational success, the executive's personal performance and increases in stockholder value as measured by the price of our common stock. We believe that the total compensation paid to our executives should be fair, reasonable and competitive.

        We seek to have a balanced approach to executive compensation with each primary element of compensation (base salary, variable compensation, and equity incentives) designed to play a specific role. Overall, we design our compensation programs to allow for the recruitment, retention and motivation of the key executives and high-level talent required in order for us to:

  •
  supply high value and high quality intellectual property content solutions to our customer base;

  •
  achieve or exceed our annual financial plan and be profitable;

  •
  make continuous progression towards achieving our long-term strategic objectives to be a high-growth company with growing profitability; and

  •
  increase our share price to provide greater value to our stockholders.

Role of Executive Officers in Compensation Decisions

        The CEO makes recommendations based on guidelines for equity and non-equity compensation for executives that have been approved by the Compensation Committee. The Compensation Committee reviews these guidelines annually. The CEO annually reviews the performance of our executives (other than himself) and presents his recommendations for proposed salary adjustments, bonus awards and option grants to the Compensation Committee once a year. In its discretion, the Compensation Committee may accept, modify or reject the CEO's recommendations. Only the Compensation Committee and the board of directors are authorized to approve the compensation for any named executive officer. Compensation of new executives is based on hiring negotiations between the individuals and our CEO and/or Compensation Committee.

Elements of Compensation

        Consistent with our compensation philosophy and objectives, we offer executive compensation packages consisting of the following three components:

  •
  base salary;

  •
  annual incentive compensation; and

  •
  stock option grants

        In each fiscal year, the Compensation Committee determines the amount and relative weighting of each component for all executives, including the named executive officers.

  Base Salary

        Because our compensation philosophy stresses performance-based awards, base salary is intended to be a smaller portion of total executive compensation. Therefore, we target executive base salary at the median level of the compensation guidelines that have been approved by the Compensation Committee. In addition, the Compensation Committee takes into account the executive's scope of responsibility and significance to the execution of our long-term strategy, past accomplishments, experience and personal performance and compares each executive's base salary with those of the other members of senior management. The Committee may give different weighting to each of these factors for each executive, as it deems appropriate. The Committee did not retain a compensation consultant or determine a compensation peer group for 2007.

        Mr. Perham receives an annualized base salary of $200,000 per year under the employment letter agreement that he signed when he became our CEO on November 8, 2007. Mr. Perham's base salary was determined by negotiations between members of the Compensation Committee and him. The Compensation Committee and Mr. Perham agreed that his compensation package should be weighted heavily towards equity compensation, as discussed below.

  Annual Incentive Compensation

        In prior years, all of our executive officers have been eligible to earn annual bonuses set either at a percentage of base salary or shares of common stock equivalent in value to the respective target bonus amounts on the basis of our achievement of pre-established performance measures, principally revenue and profitability. No named executive officers received or earned payments under an executive bonus plan in 2007 because the Company's performance fell short of the specified company-wide performance goals for revenue and pre-tax operating profit set forth in such plan. To date, the Compensation Committee has not adopted an executive bonus plan for 2008 because the Compensation Committee believes that such a plan should be based on pre-tax profit. As soon as we achieve profitability on a pre-tax basis, the Compensation Committee will implement a bonus plan for our executives.

  Stock Options

        Although we do not have a mandated policy regarding the ownership of shares of common stock by officers and directors, we believe that granting stock options to executives and other key employees on an ongoing basis gives them a strong incentive to maximize stockholder value and aligns their interests with those of other stockholders on a long-term basis. Our Amended 2000 Plan enables us to grant stock options, as well as other types of stock-based compensation. By delegation from the board of directors, the Compensation Committee reviews and approves all stock option grants to named executive officers under the Amended 2000 Plan. Typically, these options vest with respect to one-fourth of the total number of shares subject to the grant on the first anniversary of the grant date and with respect to 1/48th of the shares at the end of each successive calendar month thereafter. Our general policy is to grant the options with an exercise price equal to fair market value, which currently is the closing price of the common stock on the Nasdaq GM on the grant date.

        With the Compensation Committee's approval, we grant options to purchase shares of common stock when we initially hire executives and other employees, as a long-term performance incentive. In 2007, the Compensation Committee determined the size of the initial option grants to newly hired executives with reference to existing guidelines and hiring negotiations with the individual, in addition to other relevant information regarding the size and type of compensation package considered necessary to enable us to recruit, retain and motivate the executive. In February 2007, the Compensation Committee authorized the grant of an option to purchase 50,000 shares of common stock to Raj Singh in connection with the increase in his responsibilities when he his role was expanded to Vice President of Worldwide Sales and Marketing at the recommendation of our former CEO. In November 2007, we granted options to Mr. Perham when he became our CEO, as discussed below. There were no other equity incentive awards made to any of our named executive officers in 2007.

        We intend to grant equity awards to achieve retention and motivation:

  •
  upon the hiring of these key executives and other personnel;

  •
  annually, when we review progress against corporate and personal goals; and

  •
  when we believe that competitive forces or economic conditions are causing our key executives to lose their motivation and/or where retention of these key executives is in jeopardy.

        No employee is eligible for an annual performance grant until the employee has worked for us for at least 12 months. Annual performance reviews are generally conducted in the second quarter of each fiscal year. Our CEO conducts the performance review of the other executives and advises the Compensation Committee of any recommended new option grants. In addition to reviewing the CEO's recommendations for other executives, the Compensation Committee also reviews the CEO's annual performance and determines whether he should be granted an option to purchase additional shares. Aside from option grants in connection with annual performance reviews, we do not have a policy of granting additional options to executives and, consequently, the board of directors and the Compensation Committee have not adopted a policy with respect to granting options in coordination with the release of material non-public information.

        In determining the size of stock option grants in connection with the annual performance reviews of our executives, the Compensation Committee takes into account the executive's current position with and responsibilities to the Company along with the Compensation Committee-approved guidelines. In 2007, there were no annual performance option grants to executives due to the short length of service for some executives and because our performance during 2007 fell short of the performance goals set by the board of directors.

        Only the board of directors or the Compensation Committee may approve options or other equity-based compensation to our executives. However, the board of directors has authorized the CEO to approve option grants to employees at the director level and below for the purchase of not more than 80,000 shares by any employee during any calendar year. All such grants must be consistent with stock option guidelines approved by the Compensation Committee. The exercise price for such grants must be equal to the closing price of a share of the common stock on the Nasdaq GM on the date of grant.

        On November 8, 2007, the Compensation Committee approved three option grants to Mr. Perham to purchase a total of 1,250,000 shares of our common stock at fair market value as measured by the closing price on the Nasdaq GM on that date. The first grant for 800,000 shares vests monthly over a two year period and is intended to retain and motivate Mr. Perham for the period that he and the Compensation Committee believed would be necessary to restructure and redirect our operations, develop a new strategic plan and make significant progress in implementing it and increasing shareholder value

        The other two option grants for 350,000 and 100,000 shares become available based on the performance of our common stock and commence vesting only in the event our stock price exceeds specified targets. See "Grants of Plan-Based Awards," below. In addition, the 800,000 share option grant has accelerated vesting in the event of a change-in-control; for a description of this arrangement see the section titled "Employment and Change-in-Control Agreements and Arrangements" elsewhere in this proxy statement. We believe accelerated equity incentive vesting for senior management who are unlikely to be retained in the event of an acquisition is appropriate to align their interests with those of our stockholders.

        Going forward, we intend to continue to evaluate and consider equity grants to our executives on an annual basis. We expect to consider potential equity grants for executives at the same time as we annually review our employees' performance and determine whether to award grants for all employees.

Accounting and Tax Considerations

        Our Compensation Committee has reviewed the impact of tax and accounting treatment on the various components of our executive compensation program. We endeavor to award compensation that will be deductible for income tax purposes. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held companies for compensation paid to "covered" executive officers, to the extent that compensation paid to such an officer exceeds $1 million during the taxable year. None of the compensation paid to our covered executive officers for the year ended December 31, 2007 that would be taken into account in determining a Section 162(m) limitation exceeded the $1 million limit. Our employee stock option plans and option grants to executives have been structured so that any compensation deemed paid to an executive officer in connection with the exercise of options with an exercise price equal to the fair market value of the shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. The Compensation Committee does not expect to take any action at this time to modify cash compensation payable to the executive officers that would result in the application of Section 162(m).

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company's Annual Report on Form 10-K for the year ended December 31, 2007.

The Compensation Committee of the Board of Directors:
James D. Kupec (Chairman) Carl E. Berg Chi-Ping Hsu

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)		Option awards ($)(1)	All other compensation ($)		Total ($)
Leonard Perham(2) Chief Executive Officer & President	2007 2006	26,667 —		142,437 —	— —		169,104 —
Former Officers:
Chester Silvestri(3) Chief Executive Officer & President	2007 2006	261,955 275,000		314,655 349,056	— —		576,610 624,056
James Pekarsky(4) Vice President of Finance & Chief Financial Officer	2007 2006	237,179 157,692		238,506 220,929	— —		475,685 378,621
Wingyu Leung (5) Executive Vice President and Chief Technical Officer	2007 2006	91,350 237,800		182,529 208,578	56,200 —	(6)	330,079 446,378
Raj Singh(7) Vice President of World Wide Sales and Marketing	2007 2006	205,404 46,427	(8)	132,831 31,665	3,500 —	(9)	341,735 78,092

(1)
Amounts shown represent the compensation cost recognized during 2007 for financial statement reporting purposes for stock option awards issued and include amounts from outstanding stock option awards granted during and prior to 2007 and 2006. These amounts have been calculated in accordance with SFAS No. 123(R) using the Black-Scholes option pricing model, which utilizes certain assumptions as outlined in the notes to the audited consolidated financial statements included in our 2007 Annual Report on Form 10-K.

(2)
Mr. Perham became our CEO, President & director in November 2007.

(3)
Mr. Silvestri resigned as our CEO, President and director in November 2007. Under a separation agreement, Mr. Silvestri remains an employee until May 31, 2008, is being paid a salary equal to two-thirds of his previous base salary of $275,000 and continues to receive medical insurance and other fringe benefits until then.

(4)
Mr. Pekarsky resigned as our employee in November 2007. Under the terms of a separation agreement, Mr. Pekarsky received a payment of $66,667 less applicable withholding upon the termination of his employment.

(5)
Mr. Leung resigned as our employee in May 2007 and served as a consultant until December 2007.

(6)
Represents consulting fees paid to Mr. Leung.

(7)
Mr. Singh resigned as our employee in August 2007. Under the terms of a separation agreement, Mr. Singh received a payment of $28,441 less applicable withholding upon the termination of his employment.

(8)
Includes $58,758 in sales commissions paid to Mr. Singh.

(9)
Represents a car allowance paid to Mr. Singh.

GRANTS OF PLAN-BASED AWARDS

        The following table provides information on stock options granted in 2007 to each of the named executive officers.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise of Base Price of Option Awards ($/Share)(1)	Grant Date Fair Value of Stock Option Awards ($)(2)
Leonard Perham	11/8/07 11/8/07 11/8/07	800,000 350,000 100,000	(3) (4) (5)	5.61 5.61 5.61	1,835,520 686,000 189,000
Former Officers:
Chester Silvestri	—	—		—	—
James Pekarsky	—	—		—	—
Wingyu Leung	—	—		—	—
Raj Singh	2/8/07	50,000	(6)	8.50	179,645

(1)
The option was granted at an exercise price equal to the fair market value of our common stock on the grant date which was equal to the closing price of a share of our common stock on the Nasdaq GM on the date of grant.

(2)
Amount shown reflects the fair value for financial statement reporting purposes, which was calculated in accordance with SFAS No. 123(R) using the binomial lattice pricing model, which utilizes certain assumptions as outlined in the notes to the audited consolidated financial statements included in our 2007 Annual Report on Form 10-K.

(3)
This option was granted pursuant to the terms of an employment offer letter agreement between us and Mr. Perham dated as of November 8, 2007 and vests in equal amounts monthly for two years from November 8, 2007. The vesting of such option grant is subject to Mr. Perham's continued employment or service as a director or consultant. The option grant accelerates upon a change-in-control as described in "Employment and Change-in-Control Arrangements and Agreements," below.

(4)
This option was granted pursuant to the terms of an employment offer letter agreement between us and Mr. Perham dated as of November 8, 2007 and vests as to 80% of these shares if the average closing price of our common stock for any 90-day period is at least $10.00 per share, and vests as to the remaining 20% of these shares pro rata for each $0.01 increase in the average price up to $12.00 per share during any 90-day period. The vesting of such option grant is subject to Mr. Perham's continued employment or service as a director or consultant.

(5)
This option was granted pursuant to the terms of an employment offer letter agreement between us and Mr. Perham dated as of November 8, 2007 and vests as to 50% of the shares if the average closing price of our common stock for any 90-day period is at least $13.00 per share, and as to the remaining 50% of these shares pro rata for each $0.01 increase up to $15.00 per share during any 90-day period. The vesting of such option grant is subject to Mr. Perham's continued employment or service as a director or consultant.

(6)
This option grant was made to Mr. Singh in connection with him being appointed Vice President of Worldwide Sales and Marketing; previously, he was Vice President of Marketing.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2007.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date(12)
Leonard Perham	33,333	(1)	1,216,667	5.61	11/8/2014
Former Officers:
Chester Silvestri	421,875	(2)	—	5.03	8/31/2008
Wingyu Leung	30,208 130,208 42,897 17,353 40,000 50,000 50,000 50,000	(3) (4) (5) (6) (7) (8) (9) (10)	— — — — — — — —	4.98 6.19 6.89 7.97 8.00 9.81 10.65 11.00	3/28/2008 3/28/2008 3/28/2008 3/28/2008 3/28/2008 3/28/2008 3/28/2008 3/28/2008
James Pekarsky	118,750	(11)	—	7.97	2/5/2008
Raj Singh	—		—	—	—

(1)
These options were granted pursuant to the terms of an employment offer letter agreement between us and Mr. Perham dated as of November 8, 2007.

(2)
The stock option was granted on July 27, 2005. Under a separation agreement, vesting of Mr. Silvestri's options ceased on November 8, 2007.

(3)
The stock option was granted on July 14, 2005.

(4)
The stock option was granted on November 11, 2005.

(5)
The stock option was granted on April 16, 2003.

(6)
The stock option was granted on July 18, 2002.

(7)
The stock option was granted on May 12, 2000.

(8)
The stock option was granted on September 2, 2003.

(9)
The stock option was granted on June 14, 2002.

(10)
The stock option was granted on July 11, 2001.

(11)
The stock option was granted on March 20, 2006.

(12)
The standard option term prior to 2006 was ten years, but all of the options expire automatically unless exercised within 90 days after the cessation of service as an employee, director or consultant of the Company.

OPTION EXERCISES AND STOCK VESTED

        The following table sets forth the number of shares acquired pursuant to the exercise of options by our named executive officers during 2007 and the aggregate dollar amount realized upon exercise of the options.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)
Leonard Perham	—	—	—	—
Former Officers:
Chester Silvestri	—	—	—	—
James Pekarsky	—	—	—	—
Wingyu Leung	137,083	363,495	—	—
Raj Singh	—	—	—	—

(1)
The aggregate dollar value realized upon the exercise of an option represents the difference between the value of the underlying shares on the date of exercise as measured by the closing price of a share of common stock on the Nasdaq GM on that date and the exercise price of the option, multiplied by the total number of shares acquired

EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS AND AGREEMENTS

        The terms of Mr. Perham's employment offer letter provide for benefits in the event of a "Change-in-Control," which is defined as:

  •
  an acquisition of 45% or more of the Company's common stock or voting securities by any "person" as defined under the Securities Exchange Act, or

  •
  consummation of a complete liquidation or dissolution of the Company or a merger, consolidation, reorganization or sale of all or substantially all of the Company's assets (collectively, a "Business Combination") other than a Business Combination in which (A) the stockholders of the Company receive 50% or more of the stock of the corporation resulting from the Business Combination and (B) at least a majority of the board of directors of such resulting corporation were incumbent directors of the Company immediately prior to the consummation of the Business Combination, and (C) after which no individual, entity or group (excluding any corporation or other entity resulting from the Business Combination or any employee benefit plan of such corporation or of the Company) who did not own 45% or more of the stock of the resulting corporation or other entity immediately before the Business Combination owns 45% or more of the stock of such resulting corporation or other entity.

        In the event such benefits are triggered under the employment offer agreement, Mr. Perham will be entitled to:

  •
  his base salary through the date of termination;

  •
  payment in lieu of any unused vacation;

  •
  any annual or discretionary bonus earned but not yet paid to him for any calendar year prior to the year in which his termination occurs;

  •
  any compensation under any deferred compensation plan of the Company or deferred compensation agreement with the Company then in effect;

  •
  any other compensation or benefits, including without limitation any benefits under long-term incentive compensation plans, any benefits under equity grants and awards and employee benefits under plans that have vested through the date of termination or to which he may then be entitled in accordance with the applicable terms of each grant, award or plan; and

  •
  reimbursement of any business expenses incurred by him through the date of termination but not yet paid.

        Mr. Perham also will be entitled to the immediate and unconditional vesting of the unvested portion of the 800,000 share option grant awarded to him on November 8, 2007 in the event of a Change-in-Control. Assuming the triggering events occurred on December 31, 2007, 766,667 unvested shares of such option grant would have become fully vested. No amounts would be payable to Mr. Perham with regard to his stock options under the Change-in-Control provisions of his employment offer letter described above as there was no value at December 31, 2007. The value is calculated as the intrinsic value per share, multiplied by the number of shares that would become fully vested upon the Change-in-Control. The intrinsic value per share would be calculated as the excess of the closing price of the common stock on the Nasdaq GM of $4.85 on December 31, 2007 over the exercise price of the option. If the value is less than zero, as it was in this case because such options have an exercise price of $5.61 per share, it is deemed to be zero for the purpose of this calculation.

Employment Agreements

        In addition to the employment offer letter agreement containing the Change-in-Control provisions summarized above, we have entered into a mutual agreement to arbitrate and the Company's standard form of employment confidential information and invention assignment agreement with Mr. Perham.

        The Company also has entered into agreements to indemnify its current and former directors and executive officers, in addition to the indemnification provided for in the Company's certificate of incorporation and bylaws. These agreements, among other things, provide for indemnification of the Company's directors and executive officers for many expenses, including attorneys' fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of the Company, arising out of such person's services as a director or executive officer of the Company, any subsidiary of the Company or any other company or enterprise to which the person provided services at the Company's request.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides information as of December 31, 2007 regarding equity compensation plans approved by the Company's security holders and equity compensation plans that have not been approved by our security holders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities reflected in Column (a))(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,411,000	6.80	1,562,000
Equity compensation plans not approved by security holders(2)	1,618,750	5.92	—

(1)
Consists of 1,062,000 shares of common stock available for future issuance under the Amended 2000 Plan and 500,000 shares of common stock available for future issuance under the 2000 Employee Stock Purchase Plan (the "ESPP"). The Amended 2000 Plan provides for an annual increase of 500,000 shares on January 1 of each year or a lesser amount determined by our board of directors. Pursuant to authorization by the Compensation Committee, the Company's ESPP is currently inactive.

(2)
This reflects stock options granted in accordance with Marketplace Rule 4350(i)(1)(A)(iv) of the NASDAQ listing rules to new employees as inducements material to their entering into employment with the Company. Such options have terms ranging from six to ten years. Except for the options granted to Mr. Perham in November 2007, as disclosed elsewhere in this proxy statement, all such options vest at the rate of 25% of the shares subject to the option after the first anniversary of the grant date, and as to 1/48th of the total number of shares each month thereafter, subject to continued employment (or service as a director or consultant). The exercise price of all of the outstanding options was equal to the closing price of a share of common stock on the Nasdaq GM on the grant date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 15, 2008, concerning the ownership of our common stock by:

  •
  each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

  •
  each current member of our board of directors;

  •
  each named executive officer; and

  •
  all current directors and executive officers as a group.

        Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act, and includes all shares over which the beneficial owner exercises voting or investment power. Options and warrants to purchase common stock that are presently exercisable or exercisable within sixty days and are included in the total number of shares beneficially owned for the person holding those options or warrants are considered outstanding for the purpose of calculating percentage ownership of the particular holder. We have relied on information supplied by our officers, directors and certain stockholders and on information contained in filings with the SEC. Except as otherwise indicated, and subject to community property laws where applicable, we believe, based on information provided by these persons, that the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 31,912,539 shares of common stock outstanding as of April 15, 2008.

        Unless otherwise stated, the business address of each of our directors and executive officers listed in the table is 755 N. Mathilda Avenue, Sunnyvale, California 94085.

	Common Stock
	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Shares Issuable on Exercise of Outstanding Options(1)	Percent of Common Stock
Ingalls & Snyder LLC 61 Broadway New York, NY 10006(2)	5,016,045	—	15.7
Litespeed Management LLC 237 Park Ave, Suite 900 New York, NY 10017(3)	3,213,000	—	10.1
1981 Kara Ann Berg Trust, Clyde J. Berg, Trustee 10050 Bandley Drive, Cupertino, CA 94014(4)	2,304,830	—	7.2
Current Directors:
Leonard Perham	—	233,333	*
Carl E. Berg 10050 Bandley Drive, Cupertino, CA 95014(5)	448,175	86,667	*
Tommy Eng	—	210,000	*
Chi-Ping Hsu	—	133,333	*
James Kupec	—	133,333	*
Chenming Hu	—	101,979	*
Former Officer:
Chester Silvestri(6)	—	421,875	1.3
All current directors and executive officers as a group (6 persons)	448,175	898,645	2.7

*
Represents holdings of less than one percent.

(1)
Represents the number of shares subject to outstanding options to purchase common stock that are exercisable within 60 days that are included in the number of shares beneficially owned.

(2)
According to a Schedule 13G/A filed with the SEC on February 8, 2008 by Ingalls & Snyder LLC, which has shared dispositive power over 5,016,045 shares, but has no voting authority and, therefore disclaims beneficial ownership of such shares pursuant to Rule 13d-3(d)(2) of the Exchange Act.

(3)
According to a Schedule 13G/A filed with the SEC on February 14, 2008 by Litespeed Management LLC, which has shared voting and dispositive power for 3,213,000 shares with Litespeed Master Fund, Ltd, and Jamie Zimmerman.

(4)
Clyde J. Berg is Carl E. Berg's brother, and Carl Berg's adult daughter is the sole beneficiary of this trust. Carl E. Berg has no power over voting or investment decisions with respect to any of these shares and disclaims beneficial ownership of them.

(5)
Includes 124,998 shares held by Berg & Berg Enterprises, LLC, of which Mr. Berg is the sole manager. Mr. Berg disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in them. Also includes 4,998 shares owned by Mr. Berg's wife. Mr. Berg disclaims beneficial ownership of these shares.

(6)
Mr. Silvestri was our former principal executive officer.

TRANSACTIONS WITH RELATED PERSONS

        Mr. Eng, the Chairman of our Technology Strategy Committee, serves as the chairman of the board of directors of Luminary Micro Corporation ("Luminary"), a licensee of the Company. In 2007, the Company recorded $128,000 of revenue from Luminary. The transaction was approved by a majority of the disinterested directors on our board of directors. The terms of our agreement with Luminary were negotiated at arm's length and are similar to the terms of license agreements and transactions with customers at which no related person is an executive officer or member of the board of directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ours. Directors, executive officers and greater than 10% holders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3 and 4 received during 2007 and Forms 5 (or any written representations) received with respect to fiscal year 2007, we believe that all directors, executive officers and 10% stockholders complied with all applicable Section 16(a) filing requirements during 2007.

AUDIT COMMITTEE REPORT

        The Audit Committee reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters. The Audit Committee also monitors the performance of the Company's independent registered public accounting firm, and reviews the audit report on the consolidated financial statements following completion of the audit and the accounting practices of the Company with respect to internal accounting and financial controls. Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal control over financial reporting. The Company's independent registered public accounting firm audits the financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discusses with the Audit Committee any issues they believe should be raised with us. The Audit Committee's responsibilities under the Audit Committee charter adopted by the board of directors effective August 15, 2000 and amended as of February 1, 2006 and February 8, 2008, include the selection or dismissal of the Company's independent registered public accounting firm, review of the scope of the annual audits, and approval of fees to be paid to the Company's independent registered public accounting firm.

        The Audit Committee charter, as amended to date, can be found through the investors section of our website, www.mosys.com.

        During the fiscal year ended December 31, 2007, Messrs. Berg, Eng and Kupec served on the Audit Committee for the entire year and are independent directors as determined in accordance with Marketplace Rule 4200(a)(15) of the NASDAQ listing rules and Rule 10A-3 of the Securities Exchange Act of 1934.

        The Audit Committee reviewed and discussed the audited financial statements of the Company for fiscal year 2007 with management and Burr, Pilger & Mayer, LLP ("BPM"), the Company's independent registered public accounting firm. The Audit Committee has discussed with BPM matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standard, Vol. 1, AU section 380). BPM has provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed BPM's independence with members of that firm. BPM did not provide non-audit services to the Company during 2007. The Audit Committee has determined that the rendering of audit services by BPM is compatible with maintaining the auditors' independence.

        Based on the discussions with management and BPM concerning the audit, the independence discussions and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the board of directors that the Company's financial statements for the year ended December 31, 2007 be included in its Annual Report on Form 10-K filed with the SEC.

The Audit Committee of the Board of Directors:
Carl E. Berg (Chairman) Tommy Eng James D. Kupec

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

        At the Annual Meeting, six directors (constituting our entire board of directors) are to be elected to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. There are six nominees, all of whom are currently directors of the Company.

NOMINEES

        Set forth below is information regarding the nominees for election to our board of directors:

Name	Position(s) with the Company	Year First Elected Director
Leonard Perham	Chief Executive Officer, President and Director	2007
Carl E. Berg	Director	1992
Tommy Eng	Director	2004
Chi-Ping Hsu	Director	2004
James D. Kupec	Director	2004
Chenming Hu	Director	2005

        Each person nominated has agreed to serve if elected, and our board of directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current board of directors to fill the vacancy.

        Our board of directors unanimously recommends that the stockholders vote FOR the election of all of the above nominees.

PROPOSAL NO. 2:
RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2008

        The Company is asking stockholders to ratify and approve the appointment of Burr, Pilger & Mayer, LLP ("BPM") as the Company's independent registered public accounting firm for the year ending December 31, 2008. BPM was the Company's independent registered public accounting firm for the year ended December 31, 2007. Pursuant to the Audit Committee's determination, on May 9, 2007, BDO Seidman LLP ("BDO"), the independent registered public accounting firm previously engaged as the principal accountant to audit the financial statements of the Company, was dismissed by the Audit Committee. The engagement of BPM was approved by the Audit Committee on May 9, 2007.

        The reports of BDO with respect to the Company's consolidated financial statements for the fiscal years ended December 31, 2006 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended December 31, 2006 and through May 9, 2007, the Company had no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO would have caused them to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements of the Company for such years.

        During the Company's two most recent fiscal years and through March 31, 2008, the Company has had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        During the fiscal years ended December 31, 2006 and 2005 and for the period from January 1, 2007 through May 9, 2007, the Company did not consult with BPM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

        The Audit Committee meets with the Company's independent registered public accounting firm at least four times a year. At such times, the Audit Committee reviews both audit and non-audit services performed by the independent registered public accounting firm, as well as the fees charged for such services. The Audit Committee has delegated its authority to the Chairman of the Audit Committee to pre-approve requests for audit and non-audit services. Among other things, the Audit Committee or the Chairman of the Audit Committee examines the effect that performance of non-audit services may have upon the independence of the auditors. The following table shows the fees billed (in thousands of dollars) to the Company by BPM and BDO for the audit and other services provided for fiscal 2007 and 2006.

	2007	2006
Audit Fees(1)	$616	$592
Audit Related Fees(2)	5	44
Tax Fees(3)	17	21

Total(4)	$638	$657

(1)
Audit fees of BPM and BDO were associated with the annual audit of our consolidated financial statements and internal control over financial reporting in compliance with regulatory requirements under the Sarbanes-Oxley Act and reviews of condensed consolidated financial statements included in quarterly reports on Forms 10-Q.

(2)
Audit-related fees consisted primarily of accounting consultations.

(3)
Tax fees consisted primarily of income tax compliance and related tax services.

(4)
BDO and BPM did not provide any non-audit services to the Company during 2006 or 2007.

        In the event the stockholders fail to ratify and approve the Audit Committee's appointment, the Audit Committee will reconsider its selection. Even if the appointment is ratified and approved, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company's and the stockholders' best interests.

        Representatives of BPM are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        Our board of directors unanimously recommends that the stockholders vote FOR the proposal to ratify the Audit Committee's appointment of Burr, Pilger & Mayer, LLP to serve as our independent registered public accounting firm for the year ending December 31, 2008.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

        To be considered for inclusion in the Company's proxy statement relating to the 2009 Annual Meeting of Stockholders, stockholder proposals pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act must be received a reasonable time before the date the Company begins to print and mail its proxy materials for the 2009 Annual Meeting of Stockholders, but in no event later than December 26, 2008.

        For any other business to be properly submitted by a stockholder for the 2009 Annual Meeting of Stockholders, the stockholder must give timely notice in writing. To be considered timely, the stockholder's notice must be received no later than December 26, 2008, and no earlier than November 27, 2008, unless otherwise permitted by applicable rules. All stockholder proposals should be addressed to the attention of the Secretary at the principal office of the Company and contain the information required by the Company's bylaws.

OTHER MATTERS

        Our board of directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our board of directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

        Whether or not you intend to be present at the meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ LEONARD PERHAM Leonard Perham
Sunnyvale, California April 25, 2008	Chief Executive Officer and President

MoSys, Inc.

2008 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, June 3, 2008
9:30 A.M. P.D.T.

Corporate Headquarters
755 N. Mathilda Avenue
Sunnyvale, CA 94085

MoSys, Inc. 755 N. Mathilda Avenue Sunnyvale, CA 94085	proxy

This Proxy is Solicited on Behalf of the Board of Directors of MoSys, Inc.

The undersigned, revoking any proxy previously given, hereby appoints Mr. Leonard Perham proxy, with the full power of substitution, to vote the shares of the undersigned in favor of each proposal designated on this Proxy Card and to vote the shares of the undersigned in his discretion with respect to other matters that properly come before the 2008 Annual Meeting of Stockholders of MoSys, Inc. on June 3, 2008, and any adjournment of the Annual Meeting.

You are encouraged to specify your choice by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors recommendation. This proxy, when properly executed, will be voted as directed. If no direction is given with respect to a particular proposal, this proxy will be voted for such proposal. The Proxy cannot vote your shares unless you sign this card on the REVERSE SIDE before returning it.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. OR UTILIZE THE TELEPHONE OR INTERNET VOTING PROCEDURE AS DESCRIBED ON THE REVERSE SIDE OF THIS FORM. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on June 2, 2008.
•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/mosy/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on June 2, 2008.
•

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to MoSys, Inc. c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

Please detach here

The Board of Directors Recommends a Vote “FOR” Items 1 and 2.

1. Election of directors:	☐	Vote FOR	☐	Vote WITHHELD
		all nominees		from all nominees
01 Carl E. Berg		(except as marked)

02 Tommy Eng
03 Chenming Hu
04 Chi-Ping Hsu
05 James D. Kupec
06 Leonard Perham

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	The ratification of the appointment of Burr, Pilger & Mayer LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL ONE AND FOR PROPOSAL TWO.

IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

Address Change? Mark Box Indicate changes below:	☐	Date

Signature(s) in Box

Please sign exactly in the name or names in which you hold your shares of common stock. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give your full title. If signing for a corporate or other entity, please sign in full corporate or other entity name by a duly authorized officer or other agent.

QuickLinks

MOSYS, INC. NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
SOLICITATION AND VOTING PROCEDURES
REVOCABILITY OF PROXIES
BOARD OF DIRECTORS
CORPORATE GOVERNANCE
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS AND AGREEMENTS
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
TRANSACTIONS WITH RELATED PERSONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
PROPOSAL NO. 1: ELECTION OF DIRECTORS
NOMINEES
PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008
STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
OTHER MATTERS